UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report: December 18, 2015
(Date of earliest event reported)

Commission file number 1-34192

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2896096 (I.R.S. Employer I. D. No.)

160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On December 18, 2015, the Board of Directors (the “Board”) of Maxim Integrated Products, Inc. (the “Company”) appointed William P. Sullivan as a director of the Company.

The Board increased the size of the Board from seven to eight members and appointed Mr. Sullivan to the Board to fill the resulting vacancy.

Mr. Sullivan, 66, served as chief executive officer of Agilent Technologies (“Agilent”), a global provider of scientific instruments, software, services, and consumables in life sciences, diagnostics, and applied chemical markets, from 2005 to March 2015. In addition, he was Agilent’s president from 2005 to 2012 and 2013 to 2014. Prior to that, Mr. Sullivan was executive vice president and chief operating officer of Agilent from 2002 to 2005. He was senior vice president and general manager of Agilent’s semiconductor products group from 1999 to 2002. Mr. Sullivan has been a director of Edison International and Southern California Edison Company since April 2015 and previously served as a director of Avnet, Inc. and URS Corporation. Mr. Sullivan is a graduate of the University of California, Davis.

Mr. Sullivan has not been appointed to any committees of the Board, and no determination has been made as to any committees of the Board to which he may be appointed. Mr. Sullivan will receive the same compensation as other non-employee directors as described in the Company’s Proxy Statement under “Director Compensation.” In addition, Mr. Sullivan and the Company have entered into the Company’s standard indemnification agreement, the form of which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 25, 2005.

There are no arrangements or understandings between Mr. Sullivan and any other person pursuant to which he was elected as a director of the Company, and there is no information required to be disclosed with respect to Mr. Sullivan pursuant to Item 404(a) of Regulation S-K.

On December 22, 2015, the Company issued a press release announcing the appointment of Mr. Sullivan to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On December 18, 2015, the Board approved an amendment to the Company’s Bylaws to increase the size of the Board from seven to eight members and appointed William P. Sullivan to fill the resulting vacancy.

The text of the amendment to the Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Amendment to Bylaws of the Company, effective as of December 18, 2015.
99.1	Press release issued by the Company on December 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2015

Maxim Integrated Products, Inc.

By:	/s/ Bruce E. Kiddoo
Bruce E. Kiddoo
Senior Vice President and Chief Financial Officer